投資合作協議書

Investment Cooperation Agreement

立協議書人:

Parties to this Agreement:

甲方: EOS INC.

乙方: 阿拜爾有限公司

丙方：賴英敏

Party A: EOS INC.
Party B: A-Best Wire harness & Components Co.Ltd.
Party C: LAI ING MING

茲為甲乙丙三方本於互信互利、共同創造未來的原則，為以後在其他項目上的合作建立堅實的基礎，特擬定本投資合作協議書(以下簡稱本協議書)。通過雙方緊密合作，打造雙贏、可持續發展的戰略合作夥伴關係，三方依各項目將另簽定合約。立協議書人同意訂立下列條款:

EOS INC.
AUTHORIZED

Whereas, Parties A, B and C have agreed to adhere to the principle of mutual trust and benefit in order to build a profitable future together; and as a means to forming a strong foundation for cooperation in other prospective ventures, this Investment Cooperation Agreement (hereinafter, "this Agreement") is hereby made and entered into, such that the three parties will work closely together and form a win-win and sustainable strategic partnership, with a view to entering into separate agreements for other ventures in the future. For valuable considerations exchanged, the parties have agreed to the following terms and conditions.

第一條：股份交換(SHARE EXCHANGE)及方式

Article 1: Share Exchange and Method

甲方以等價的 EOS INC.股權，發行新股:1000 萬股的方式，作為受讓丙方賴英敏在乙方20%出資額(乙方登記之資本總額為新台幣伍佰萬元，20%即登記之資本新台幣壹佰萬元)之對價。甲、乙、丙方應於本協議書生效後，配合將相關出資轉讓所需文件備齊交付承辦之會計師。

Party A will issue 10 million new shares in EOS INC stocks in exchange for the equivalent value of Party C's 20% capital contribution in the capital of Party B (Party B's registered total capital is NTD 5 million, and 20% of which constitutes NTD 1 million). As soon as this Agreement takes effect, Parties A, B and C shall provide all necessary documents for effecting such transfer of capital contribution to the accountant handling this matter.

第二條：其他約定之合作內容

Article 2: Other Agreed Items of Cooperation

一、 待甲方轉版那斯達克 NASDQ 完成後，甲方應協助乙方建置生產線。

1. After Party A has completed its uplisting to NASDAQ, Party A shall assist Party B to set up the production lines.

二、 乙方持有之微型陶磁共振喇叭完全授權甲方專屬行銷權，目前主要行銷方向為全球手機市場、汽車音響、家電等等，乙方及丙方應積極配合提供微型陶磁共振喇叭相關專業技術以利合

作、銷售之進行。乙方或丙方如有申請與合作項目相關之專利權、商標權或著作權等智慧財產權，應以一般授權及無償之方式授權予甲方，不得再以任何名目向甲方收取費用，包括但不限於目前已有之中華人民共和國發明專利 CN204669604U、美國 US 9,906,865 B2 及中華民國發明專利 I 325729 號。

2. Party B hereby authorizes exclusive distributorship to Party A for selling its "Micro-ceramic magnetic resonance speaker". Currently, the main sales occur in the global markets for cellphones, car speakers and consumer electronics, etc. Parties B and C shall actively cooperate and provide pertinent technical information of the Micro-ceramic magnetic resonance speaker to facilitate cooperation and sales. In case Party B and/or Party C has applied for patents, trademarks and/or copyrights in relation to the cooperation projects, such rights shall be generally licensed to Party A at no cost, and no fees may be requested of Party A on any other pretext grounds; and the referenced rights should include without limitations the existing PRC invention patent no. CN204669604U, US patent no. US 9,906,865 B2, and ROC invention patent no. I 325729.

三、 甲方及丙方約定，往後乙方公司利潤分配為甲方佔 20%，丙方佔 80%，包括乙方變更為股份有限公司上市後之股權市值分配亦同。

3. Party A and Party C hereby agree that any company profit to be generated by Party B shall be distributed to Party A at 20 % and to Party C at 80%; and if and when Party B shall be converted to a limited company in the future, these distribution percentages shall continue to apply with respect to its resulting market value and shares.

第三條：生效條件

Article 3: Effective Condition

本協議書於簽約日起生效。

This Agreement shall take effect upon the date of signature execution.

第四條：保證條款

Article 4: Representations and Warranties

乙方及丙方擔保微型陶磁共振喇叭產品乃自行研發之技術，未侵害任何第三人之專利權、營業秘密或其他智慧財產權。如有侵權之爭議，應由乙方及丙方負責，且乙方及丙方應賠償甲方因此爭議所受之一切損害，包括但不限於因此產生之賠償金、律師費、訴訟費用等。

Party B and Party C hereby represent and warrant that "Micro-ceramic magnetic resonance speaker" is a product of their own invention, and does not infringe upon any patents, trade secrets and/or other IP rights of any third parties. Parties B and C shall be responsible to answer to any infringement claims, and shall hold Party A harmless with respect to any such claims and shall indemnify Party A for all of its costs and damages that it may thereby incur, including but not limited to any damages ordered to pay, its attorney's fees and legal costs, etc.

第五條：權利義務之移轉

Article 5: Assignment of Rights and Obligations

甲方得將本協議書所訂立之權利義務一部或全部移轉予甲方之

關係企業，移轉時應以書面通知乙方及丙方。

Party A may assign its rights and obligations under this Agreement in part or in whole to its affiliates, provided that concurrent written notice shall be given to Parties B and C.

第六條：保密義務及期間

Article 6: Confidential Obligation and Its Duration

一、 除法令另有規定外，任一方因本協議書之合作關係得知他方之商業祕密或技術機密，包括但不限於：揭露方之銷售計劃、產品研發計劃、產品設計以及製造訣竅(KNOW-HOW)、測試樣品、數據等「機密資料」，不論口頭或書面，只要經揭露方載明為「機密資料」，收受方保證對這些「機密資料」嚴守祕密，除了與本委託案有關且經收受方授權得取得該資料之相關人員，及經揭露方事前以書面同意得對其揭露該資料的特定人外，收受方不得洩露、交付予任何第三人，收受方並保證不利用此「機密資料」於本協議所約定以外之用途。

1. Unless otherwise compelled by laws, any Party hereof having received ("the Recipient Party") from another Party ("the Disclosing Party") any business or technical secrets which shall include but not limited to the Disclosing Party's sales plans, R&D plans, product designs and know-hows, sample tests and data, etc. (collectively, "Confidential Information"), whether in the form of oral or written transmission, so long as such information has been identified as "Confidential Information" by the Disclosing Party, the Recipient Party shall keep such information confidential, with only limited and discreet disclosure to its duly authorized working personnel on a "need-to-know" basis, and/or to any specific parties which have been duly stipulated by the Disclosing

Party in writing in advance; the Recipient Party shall not disclose or provide any such Confidential Information to any third parties, and will not use such Confidential Information for any purpose other than those agreed under this Agreement.

二、 保密期間為知悉起五年。

2. The confidential obligation shall persist for five years after having first become knowledgeable of the information.

三、 本項效力於本協議書終止後仍繼續存在。

3. The provisions of this Article shall survive termination and/or expiration of this Agreement.

第七條：誠信原則

Article 7: Good-faith Principle

甲乙丙三方應本於誠信原則履行本契約；如有未盡事宜，立協議書人均同意應積極本於誠信原則及公平互惠精神，另行議定條款補充之。

The three parties of A, B and C shall adhere to the good-faith principle in relation to this Agreement; in case of incomplete provisions, Parties hereto hereby agree to enter into discussions to devise new provisions for supplement in good faith and fairness.

第八條：準據法及管轄法院

Article 8: Governing Law and Court of Jurisdiction

有關本協議書未盡事宜，悉依中華民國(臺灣)法令規定辦理。凡雙方因本協議書或違反本協議書引起之糾紛、爭議或歧見，三方

同意先本誠信原則協商之，協商不成而涉訟時，甲乙丙三方特此同意以臺灣臺北地方法院為第一審管轄法院。

This Agreement shall be governed and construed by the laws of the Republic of China (Taiwan). In case of any dispute, claim or disagreement arising in relation to or in connection with this Agreement, Parties shall first seek to resolve any such conflict by mediation in good faith; and failing which, Parties A, B and C hereby agree to submit the conflict to the Taipei District Court as the court of the first instance.

第九條：本協議之優先效力

Article 9: Precedence of this Agreement

本協議書為一完整之契約，如雙方當事人先前之任何口頭或書面協議與本協議產生衝突，以本協議約定之內容為準。

This Agreement is a complete agreement, and shall take precedence over any prior agreements that may exist between the Parties, whether orally or in writing, that are in conflict with this Agreement.

第十條：通知之方式

Article 10: Notice

一、 甲乙丙三方之通訊地址以本協議書所載之地址為準，如有拒收或逾期招領掛號信時，依第一次寄發時間為準，視為已送達。

1. The respective addresses for the three Parties of A, B and C as listed herein shall be such Parties' official delivery addresses. In case of refusal to accept or delay in picking up registered mail, the first sending time shall be deemed the notice delivery time.

二、 如任一方之通知送達地址有變更，應以書面通知他方，未通

知他方者，他方仍得按本協議書所載之地址發生合法送達效力，

不因其變更實際住居所或營業地而受影響。

2. In case that any Party should change its delivery address, a written notice of such change should be sent to other Parties. In case of failure to so notify other Parties, such other Parties may continue to use the same delivery address for giving notices to that Party, and the validity of which shall not be voided because of the change of the actual residence or business address.

第十一條：一部無效

Article 11: Severance

本協議書部分條款依法被認為無效時，其他條款仍應繼續有效。

In case any of the provisions hereof shall be deemed invalid by laws, other provisions shall nonetheless continue to take effect.

第十二條：契約份數

Article 12: Counterparts

本協議書壹式參份，由甲乙丙三方各執壹份為憑。

This Agreement shall be executed in three identical counterparts, and Parties A, B and C shall each bear one such counterpart.

立約人：
Parties:

甲方：
Party A:
EOS INC.
負責人： HE SIANG YANG
Authorized Representative: HE SIANG YANG
地址：臺北市中山區林森北路 372 號 5 樓
Address: 5F, No.372, Linsen N. Rd., Jhongshan Dist., Taipei, Taiwan
FEIN：30-0873246 (NEVADA STATE)

EOS INC.
AUTHORIZED SIGNATORY

乙方：
Party B:
阿拜爾有限公司
A-Best Wire harness & Components Co.Ltd.
法定代理人：賴英敏
Authorized Representative: LAI ING MING
地址：臺北市信義區松德路 159 號 13 樓之 1
Address: 13F-1, No.159, Songde Rd., Sinyi Dist., Taipei Taiwan
統一編號：89976263
Unified Business Number: 89976263

丙方：
Party C:
賴英敏
LAI ING MING
地址：台北市信義區信義路 6 段 15 巷 18 弄 8 號 10 樓
Address: 10F., No.8, Aly. 18, Ln. 15, Sec. 6, Xinyi Rd., Xinyi Dist., Taipei City 110, Taiwan
身分證字號：T121733378
Personal ID Number: T121733378

西元 2019 年 1 月 15 日
Date: